Stockholders' Equity (Tables)	12 Months Ended
Dec. 31, 2011
Stockholders' Equity [Abstract]
Effects of changes in the ownership interest in less-than-wholly-owned subsidiaries

The following schedule discloses the effects of changes in the Company’s ownership interest in its less-than-wholly-owned subsidiaries on Community Health Systems, Inc. stockholders’ equity (in thousands):

	Year Ended December 31,
	2011	2010	2009
Net income attributable to Community Health Systems, Inc.	$201,948	$279,983	$243,150
Transfers (to) from the noncontrolling interests:
Net (decrease) increase in Community Health Systems, Inc. paid-in capital for purchase of subsidiary partnership interests	(4,556)	(3,529)	3,106

Net transfers (to) from the noncontrolling interests	(4,556)	(3,529)	3,106

Change to Community Health Systems, Inc. stockholders’ equity from net income attributable to Community Health Systems, Inc. and transfers (to) from noncontrolling interests	$197,392	$276,454	$246,256